UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2025

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POCI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 15, 2025, Peter Anania tendered his resignation from the Board of Directors (the “Board”) of Precision Optics Corporation, Inc. (the “Company”) retiring from the Board effective as of March 15, 2025.

(d)

On March 19, 2025, the Board appointed Joseph P. Pellegrino, Jr., 60 years old, to fill the vacancy on the Board created with Peter Anania’s retirement. From 2007 to his retirement on March 7, 2025, Mr. Pellegrino served as Chief Financial Officer of LeMaitre Vascular, Inc, a Nasdaq listed medical device company based in Burlington MA. He joined LeMaitre Vascular as their Executive Vice President, Finance in 2005. Mr. Pellegrino has served and continues to serve as a member of the Board of Directors of LeMaitre Vascular, Inc. beginning in October 2016. From 1997 to 2003, Mr. Pellegrino worked at Zoots, Inc., as Senior Vice President of Operations. Previously, Mr. Pellegrino built and sold a regional mall-based specialty retailing company. Mr. Pellegrino has also served as an investment banking analyst at Lehman Brothers, as part of their mergers and acquisitions group. Mr. Pellegrino received an A.B. in Economics from Harvard College and an M.B.A. from the Harvard Business School. Mr. Pellegrino brings extensive operational and financial knowledge and experience as Chief Financial Officer and Director of a publicly traded medical device company.

On March 19, 2025, the Board also appointed Mr. Pellegrino as Chair of the Audit Committee to serve with other Audit Committee members Mr. Peter Woodward and Andrew J. Miclot, and the Board appointed Buell Duncan, who was recently appointed to the Board on February 28, 2025, to the Compensation Committee to serve with Andrew J. Miclot, Chair of the Compensation Committee, and Peter Woodward, our Chairman of the Board.

In addition, on March 19, 2025, the Board awarded the following stock options to each of Mr. Pellegrino and Mr. Duncan (the “Director Grants”): (i) a stock option to purchase 30,000 shares of Common Stock at an exercise price of $4.71, with all of the underlying shares vested as of the date of grant, as a one-time grant for joining the Board of Directors and (ii) a stock option to purchase 15,000 shares of Common Stock at an exercise price of $4.71, with 7,500 of the underlying shares vesting on June 29, 2025 and 7,500 shares vesting on September 29, 2025, for services during April – September of 2025. Mr. Miclot also was awarded a stock option to purchase 5,000 shares of Common Stock at an exercise price of $4.71, with 2,500 shares of the underlying shares vesting on June 29, 2025 and 2,500 shares vesting on September 29, 2025, for services April - September of 2025 (the “Additional Director Grants”). The Director Grants and the Additional Director Grants were issued pursuant to the Company’s 2022 Equity Incentive Plan and form of stock option award agreement.

In connection with Mr. Pellegrino’s appointment to the Board, the Board has updated its Non-Employee Director Compensation Policy as follows, which each non-employee will be eligible to receive such awards: each non-employee director will receive an annual cash award of $20,000, Committee Members will receive an additional cash award of $5,000, Committee Chairs will receive an additional cash award of $5,000 and the Chairman of the Board will receive an additional cash award of $10,000, all payable quarterly in arrears, and an annual stock option grant of 30,000 shares to be granted on the second business day following the filing of the Company’s 10-Q reporting the Company’s first fiscal quarter results with 1/4 of the underlying shares vesting each quarter following the date of such grant.

The Company issued a press release on March 20, 2025 announcing the changes to the Board of Directors, which press release filed as Exhibit 99.1 is incorporated herein by reference.

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(e)

On March 19, 2025, the Board approved an increase in Joseph Forkey’s, the Company’s CEO, annual base salary to $325,000 from $250,000, which increase shall become effective starting on March 20, 2025. The Board also granted to Mr. Forkey: (i) a stock option to purchase 80,000 shares of Common Stock at an exercise price of $4.71, with all of the underlying shares vesting on the date of grant (“Option Grant 1”), (ii) a stock option to purchase 120,000 shares of Common Stock at an exercise price of $4.71, with 40,000 of the underlying shares vesting on the first anniversary of the grant date, 40,000 of the underlying shares vesting on second anniversary of the grant date and the remainder of the underlying shares vesting on the third anniversary of the grant date (the “Option Grant 2”) provided that any unvested shares will become vested immediately prior to a Change in Control (as defined in the 2022 Equity Incentive Plan); and (iii) a stock grant of 20,000 shares, which was fully vested upon such grant (the “Stock Grant”). The Option Grant 1 was issued pursuant to the 2021 Equity Incentive Plan and form of option grant award agreement and the Option Grant 2 and Stock Grant were issued pursuant to the Company’s 2022 Equity Incentive Plan and form of option grant award agreement and stock award agreement.

On March 19, 2025, the Board also (i) granted a stock option to Wayne Coll, our Chief Financial Officer, to purchase 50,000 shares of Common Stock with an exercise price per share of $4.71, with 25,000 shares of the underlying shares vesting on the first anniversary of the date of grant, and the remaining vesting on the second anniversary of the date of grant, provided that any unvested shares will become vested immediately prior to a Change in Control (as defined in the 2022 Equity Incentive Plan) and (ii) granted a stock option to Mahesh Lawande, the Chief Operating Officer, to purchase 40,000 shares of Common Stock with an exercise price per share of $4.71, with 20,000 shares of the underlying shares vesting on the first anniversary of date of grant, and the remaining vesting on the second anniversary of the date of grant provided that any unvested shares will become vested immediately prior to a Change in Control (as defined in the 2022 Equity Incentive Plan). Mr Coll’s and Mr. Lawande’s stock options were issued pursuant to the 2022 Equity Incentive Plan and form of option grant award agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Dated: March 20, 2025	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: President

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